UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2006

INTEGRATED SECURITY TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50298
(Commission File Number)

98-0376008
(IRS Employer Identification No.)

Suite 1500 - 885 West Georgia Street
Vancouver, British Columbia, Canada, V6C 3E8
(Address of principal executive offices and Zip Code)

604-728-3004
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On February 6, 2006, we closed a private placement consisting of 22,981,228 shares at a price of $0.001 per share for gross proceeds of $22,981.23. We received promissory notes for the full amount, payable upon our demand. We issued the securities to 7 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits. 99.1 Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY TECHNOLOGIES, INC.

By: /s/ Randy White Randy White President Date: February 8, 2006